Positioned for performance: An overview of 2014 and beyond

West Coast Seminar, Las Vegas
March 2015

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consult Avista's most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com

Strong and stable utility core

Avista Utilities

- Regulated electric and natural gas operations
- Serves customers in Washington, Idaho and Oregon
- Contributes about 95% of earnings

Alaska Electric Light & Power Company (AEL&P)

- Regulated electric operations
- Serves customers in City and Borough of Juneau



Long history of service, trust, innovation and collaboration

Photo: Spokane River Upper Falls

Steadily building long-term value

Projecting earnings and dividend growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through utility capital investments ▫ Upgrading infrastructure ▫ Grid modernization ▪ Customer and load growth (~1%)
Alaska Electric Light & Power Company (AEL&P)	▪ Strong near-term rate base growth through investment in generation ▪ Customer and load growth (~1%) ▪ Evaluating LNG/LDC* opportunities
Strategic Investments	▪ Developing platforms for future growth ▫ Targeting expanded natural gas services via LNG ▫ Exploring data science and advanced analytics

Reliably building value for our customers, investors, communities and employees

*LNG: Liquefied natural gas
LDC: Local distribution company

Avista Utilities

Significant investments in utility infrastructure

Strong foundation and deep dedication to accomplish great things

Providing safe and reliable service for 125+ years

- Diverse customer base
  - 30,000 square mile service territory
  - Service area population 1.5 million
    - 370,000 electric customers
    - 330,000 natural gas customers
- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999
  - Developing key customer initiatives
- Invested in our communities
  - More than $1.5 million per year in charitable donations and over 48,000 volunteer hours from our employees



WASHINGTON
OREGON
IDAHO
MONTANA
Kettle Falls
Sandpoint
Noxon
Seattle
Spokane
Coeur d'Alene
Olympia
Othello
Pullman
Moscow
Clarkston
Lewiston
Missoula
Helena
Stevenson
Goldendale
Grangeville
Portland
La Grande
Salem
Roseburg
Medford
Klamath Falls
AVISTA SERVICE TERRITORY
Electric and Natural Gas
Natural Gas

A responsible mix of generation

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources until 2020; plan to add two 83 MW single-cycle CTs by the beginning of 2020 and the end of 2023
- Exceeds Washington state's 15% Renewable Portfolio Standard for the next 20+ years



Noxon Rapids Dam

Avista Utilities Electricity Generation Resource Mix*
As of Dec. 31, 2014



Natural Gas
35%
Hydro
48%
Coal
9%
Wind
6%
Biomass
2%

*Based on maximum capacity
Excludes AEL&P

AVISTA

Significant investments to upgrade all systems

5% to 6% rate base growth



Avista Utilities Capital Expenditures**
($ millions)
$352
$375
$350
$350
$12
$63
$43
$23
$46
$71
$94
$22
$53
$47
$39
$39
$54
$121
$19
$41
$48
$26
$41
$36
$139
$17
$51
$50
$23
$41
$35
$133
Environmental
Generation
Gas
Other*
Growth
Enterprise Technology
T&D
2014
2015
2016
2017
Projected

* Other includes Facilities and Fleet

** Excludes planned capital expenditures at AEL&P of $15 million in 2015, 2016 and 2017

Investing in our utility

Preserving and enhancing service reliability



Advanced Metering Infrastructure (AMI)



Grid Modernization



Nine Mile Falls Rehab



Little Falls Plant Upgrade



Aldyl A Natural Gas Pipe Replacement

Driving effective regulatory outcomes

Continued recovery of costs and capital investments

Washington

- Filed a general rate case Feb. 9, 2015 designed to increase electric base revenues by $33.2 million and natural gas base revenues by $12.0 million
- Based on 48% equity ratio and 9.9% return on equity
- The Washington Utilities and Transportation Commission has up to 11 months to review

Oregon

- On March 6, 2015, filed an all-party Amended Settlement Stipulation with the Oregon Commission which we believe remedies the issues raised by the Commission in their February 23 rejection of the Original Settlement Stipulation
- Under the new terms, Avista will receive a net revenue increase of $5.0 million effective April 16, 2015 compared to a net revenue increase of $5.0 million effective March 1, 2015
- Based on 51% equity ratio and 9.5% return on equity
- Subject to commission approval

Idaho

- Planning to file a general rate case on or after June 1, 2015

AVISTA

Alaska Electric Light & Power Company (AEL&P)

Growing the utility core

Diversifying our utility footprint

Oldest regulated electric utility in Alaska, founded in 1893

- Serves 16,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower
- One of the lowest cost electric utilities in the state
- Approved capital structure of 53.8% equity and an authorized return on equity of 12.875%



Juneau, Alaska


Barrow
Arctic Ocean
Alaska
Fairbanks
Canada
Nome
Anchorage
Valdez
Bethel
Homer
Juneau
Bering Sea
Kodiak
Gulf of Alaska
Sitka
Ketchikan
Pacific Ocean

Opportunities to drive growth in Alaska

New Products & Services



Develop and deploy new infrastructure and related energy products and services in greater Juneau

Natural Gas LDC via LNG



Establish pathways for bringing natural gas to Juneau and southeast Alaska as an alternative to diesel fuel

Strategic Investments

Developing platforms for future growth

Creating new growth platforms

- Expand natural gas services via LNG
  - Salix (subsidiary)
    - Generation – diesel substitution
    - Marine fueling
    - Rail fueling

- Targeted investments
  - Plum Energy
    - Small LNG project investments
  - TROVE
    - Leverage AMI data through applied analytics

Financial

Performance Metrics

Continued earnings growth

Total Earnings per Diluted Share Attributable to Avista Corporation

Business Segments	2014	2013
Avista Utilities	$1.83	$1.81
AEL&P	$0.05	-
Other	$0.05*	$(0.08)
Continuing Operations – Diluted EPS	**$1.93**	**$1.74****
Ecova (DiscOp)	$1.17	$0.12
TOTAL – Diluted EPS	**$3.10**	**$1.85**

* Includes $0.09 from the California power markets litigation settlement, net of the Avista Foundation contribution

** Segments don't add to total due to intersegment transactions



$1.65
$1.72
$1.32
$1.85
$3.10
2010
2011
2012
2013
2014
Continuing Operations
Ecova (DiscOp)

Growth for 2015

2015 Earnings Guidance	
Avista Utilities	$1.81 - $1.95
Alaska Electric Light and Power Company	$0.08 - $0.12
Other	$(0.03) - $(0.01)
Consolidated	**$1.86 - $2.06**

Guidance Assumptions

- Our outlook for Avista Utilities and AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year. Our outlook for Avista Utilities also includes the expected impact from decoupling in Washington.
- Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.
- The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the ERM. In 2015, we expect to be in a benefit position under the ERM within the 90% customer/10% company sharing band, which is expected to add $0.05 to $0.06 per share to Avista Utilities' earnings.
- Our earnings guidance range previously assumed we would repurchase 4 million shares of common stock through our 2014 stock repurchase program by the end of 2014. By not fully completing this stock repurchase program and in turn not issuing any common stock during 2015 other than those under employee plans, we expect earnings dilution of approximately $0.03 per share in 2015.

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth



$1.10
$1.16
$1.22
$1.27
$1.32
Annual Dividend Growth 4% to 5%
2011
2012
2013
2014
2015*

*Current quarterly dividend of $0.33 annualized

AVISTA

Prudent balance sheet and liquidity

$262.4 million of available liquidity at Avista Corp. as of Dec. 31, 2014

- Jan. 2, 2015, we initiated a stock repurchase program for up to 800,000 shares that continues through March 31, 2015
- In 2015, we expect to issue approximately $125 million of long-term debt at Avista Corp.

No significant maturities until 2018
($ millions)



$273
$250
$90
$90
$52
13.5
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Additional long-term debt maturities beyond 2025 not shown

Consolidated Capital Structure
Dec. 31, 2014



Equity
47.2%
Debt
52.8%

An attractive investment

- Strong and responsible core utility
  - Investing substantially to modernize infrastructure and upgrade systems
  - Steady returns and attractive dividend yield*
  - One of the greenest utilities in the U.S.**
- Focus on utility growth
  - Selective acquisition of AEL&P
  - Developing new products and services and supporting economic development throughout service area
  - Exploring LDC opportunity in Alaska
- Positioning for future
  - Strategically investing in ways to extend access to natural gas via LNG and leverage AMI data through applied analytics
  - Track record of innovation (e.g. Itron, ReliOn, Ecova)



Reliably building value for our customers, investors, communities and employees

* Dividend yield 4.0% based on stock price as of March 16, 2015
** Source: *Benchmarking Air Emissions of the 100 Largest Power Producers in the United States*, NRDC, May 2014

Photo: Spokane River Monroe Street and Huntington Park

AVISTA

We welcome your questions



Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

jason.lang@avistacorp.com

www.avistacorp.com

AVISTA